
                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                                LANTE CORPORATION
                                       TO
               SBI ACQUISITION CORP., A WHOLLY-OWNED SUBSIDIARY OF
                                 SBI AND COMPANY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT MIDNIGHT, EASTERN TIME, ON
           WEDNESDAY, AUGUST 28, 2002, UNLESS THE OFFER IS EXTENDED.

This form, or a form substantially equivalent to this form, must be used if you desire to tender your shares of common stock of Lante Corporation, a Delaware corporation (the "Company"), and (1) certificates for your shares cannot be delivered to the Depositary (as defined below) prior to the expiration date of the Offer (as defined below); (2) the procedure for book-entry transfer or the Automated Tender Offer Program (as defined in the Offer to Purchase, dated July
31, 2002 (the "Offer to Purchase")) cannot be completed in the manner specified in the Offer to Purchase on a timely basis; or (3) the Letter of Transmittal, Agent's Message (as defined in the Offer to Purchase) or acknowledgment in connection with the Automated Tender Offer Program, and in each case all other required documents cannot be delivered to the Depositary prior to the Expiration
Date. In such case, you may tender your shares by following the procedures described in the Offer to Purchase, including completion of this Notice of Guaranteed Delivery. See the Offer to Purchase. The Offer to Purchase and the related Letter of Transmittal which, as amended from time to time, together constitute the offer by SBI Acquisition Corp., a Delaware corporation (the
"Purchaser"), a wholly-owned subsidiary of SBI and Company, a Utah corporation
("Parent"), to purchase all of the outstanding shares of common stock of the Company, par value $0.01 per share, at a purchase price of $1.10 per share, payable to you in cash, without interest, upon the terms and subject to the conditions contained in the Offer to Purchase (the "Offer").


 IF TENDER IS NOT BEING MADE IN THE METHOD SET FORTH ABOVE, THEN THIS FORM NEED
                               NOT BE COMPLETED.

                        THE DEPOSITARY FOR THE OFFER IS:

                         ALPINE FIDUCIARY SERVICES, INC.

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

                  BY MAIL:                      BY FACSIMILE TRANSMISSION                    BY HAND:
                                            (FOR ELIGIBLE INSTITUTIONS ONLY):
      Alpine Fiduciary Services, Inc.                                              17 State Street - 28th Floor
 c/o Georgeson Shareholder Communications,            (201) 559-1162                    New York, NY 10004
                    Inc.                                                                 Attn: Les DeLuca
               P.O. Box 2065                  CONFIRM FACSIMILE TRANSMISSION
            South Hackensack, NJ                      BY TELEPHONE:
                 07606-9974
                                                      (201) 460-2213


                                                  BY OVERNIGHT COURIER:

                                                    111 Commerce Road
                                                   Carlstadt, NJ 07072
                                                 Attn: Reorg. Department

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO PARENT, THE PURCHASER OR THE COMPANY MAY NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE MAY NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED IN THE OFFER TO PURCHASE) WILL NOT CONSTITUTE VALID DELIVERIES TO THE DEPOSITARY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS TO THE LETTER OF TRANSMITTAL, THE SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

THE ELIGIBLE INSTITUTION THAT COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

Ladies and Gentlemen:

The undersigned hereby tenders to SBI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of SBI and Company, a Utah corporation, at $1.10 per share, and upon the terms and subject to the conditions described in the Offer to Purchase, dated July 31, 2002, and the related Letter of Transmittal, receipt of which is hereby acknowledged, the number of shares of common stock, par value $0.01 per share, of Lante Corporation, a Delaware corporation, specified below pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase.


Number of Shares:                                Name(s):

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------
                                                 (PLEASE PRINT)
Certificate Nos:  (if available)
                                                 Address(es):
---------------------------------------------
                                                 ---------------------------------------------

                                                 ---------------------------------------------
[ ] Check here if shares will be tendered by     (INCLUDING ZIP CODE)
    book-entry transfer and complete the
    following:

Name of Tendering Institution:                   Area Code and Tel. No.

---------------------------------------------    ---------------------------------------------

                                                 Signature(s):

Account No.:                                     ---------------------------------------------

---------------------------------------------
                                                 ---------------------------------------------

                                                 Date:                         , 2002
                                                      -------------------------

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, an Eligible Institution (as defined in the Offer to Purchase) hereby guarantees to deliver to the Depositary, at one of the Depositary's addresses set forth above, the certificates for all tendered shares in proper form for transfer (or Book-Entry Confirmation, as defined in the Offer to Purchase, in the case of book-entry transfer, or confirmation of tender pursuant to the Automated Tender Offer Program of the Book-Entry Transfer Facility, as defined in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or manually signed copy thereof) and any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase) in the case of a book-entry transfer, or acknowledgment in connection with tender pursuant to the Automated Tender Offer Program of the Book-Entry Transfer Facility in the manner described in the Offer to Purchase, and, in each case, all other documents required by the Letter of Transmittal, all within three trading days after the execution of this Notice of Guaranteed Delivery .

The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for shares to the Depositary within the time shown herein. Failure to do so could result in a financial loss to such Eligible Institution.


---------------------------------------     ------------------------------------
Name of Firm                                Authorized Signature

---------------------------------------     ------------------------------------
Address                                     Name

---------------------------------------     ------------------------------------
City, State Zip Code                        Title

---------------------------------------
Area Code and Telephone Number

                           Dated:              , 2002
                                 --------------

            NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS FORM. YOUR CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.